UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2012

CORPORATE RESOURCE SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 11th Floor, New York, NY 10038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

                                                       None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Through an action by a unanimous written consent, the board of directors (the “Board”) of Corporate Resource Services, Inc. (the “Company”) executed on October 10, 2012, the Board, amongst other things:

1.	Accepted the resignation of Jay H. Schecter as Chief Executive Officer of the Company and as a member of the Board effective October 8, 2012.

2.	The Board also approved the appointment of John P. Messina to the position of Chief Executive Officer until such time as his successor is duly elected and qualified.

3.	The Board replaced Jay H. Schecter as Secretary of the Company with Gina L. Russo.

4.	The Board replaced John P. Messina as Treasurer of the Company with Michael J. Golde.

5.	The Board also confirmed the appointment of the following individuals to the offices listed opposite their respective names until such time as their respective successors are duly elected and qualified:

John P. Messina Sr.	President and Chief Executive Officer
Michael J. Golde	Chief Financial Officer and Treasurer
Gina L. Russo	Secretary
Mark S. Levine	Chief Operating Officer
Frank Vaccaro	President of Sales

Appointment of Officers

Mr. Messina has served as President of the Company since March 2009, as a member of the Board since April 2007, and as Chairman of the Board since May 2012. He has played a central role in executing the Company’s growth plan, and has led its aggressive acquisition program. Mr. Messina has over fifteen years of experience in the human capital services industry, joining Tri-State Employment Services in 1997. He has been a successful entrepreneur, having founded several small businesses. Mr. Messina’s previous experience includes executive positions in the transportation and construction industries.

Mr. Golde has served as Chief Financial Officer of the Company since May 2012.  He has over twenty years of experience in the human capital services, technology and professional services industries, including serving as Chief Financial Officer of Accretive Solutions, General Sentiment and Wimba, Inc, Controller of Randstad North America, and various financial management positions with AccuStaff Incorporated and Career Horizons. Mr. Golde began his career in public accounting at PWC. He received his Bachelor of Business Administration and Master of Business Administration degrees from Pace University and is a Certified Public Accountant.

Ms. Russo is an attorney duly admitted in New York and New Jersey. She specializes in corporate law and labor and employment law. Ms. Russo joined Tri-State Employment Services in 2007 and has served as Assistant General Counsel to Tri-State since 2008. She received a Bachelor of Arts from Marist College and a Juris Doctor from Brooklyn Law.

As a result of the actions taken at the meeting, the following individuals currently serve as directors and officers of the Company:

Name	Age	Title
John P. Messina Sr.	45	President, Chief Executive Officer and Chairman
Michael J. Golde	44	Chief Financial Officer and Treasurer
Gina L. Russo, Esq.	28	Secretary
Mark S. Levine	51	Chief Operating Officer
Frank Vaccaro	55	President of Sales
Robert Cassera	49	Director
Joseph Cassera	52	Director
Dr. Anthony John Polemeni	76	Director
James Foley	50	Director
James Altucher	44	Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

	By:	/s/ John P. Messina
	Name:	John P. Messina
	Title:	Chief Executive Officer

Date: October 11, 2012

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